Exhibit 10.1

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of November 8, 2024 (“Third Amendment Date”), is entered into by and among iPOWER INC., a Nevada corporation (the “Company” and together with any other Person that joins the Credit Agreement (as hereinafter defined) as a Borrower in accordance with the terms thereof, are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”), the other Loan Parties party hereto, the Lenders described below, and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in the Credit Agreement as amended hereby.

A.       WHEREAS, the Borrowers, the other Loan Parties, certain financial institutions parties thereto (the “Lenders”) and the Administrative Agent are parties to that certain Credit Agreement, dated as of November 12, 2021 (as so amended and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

B.       WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders amend the Credit Agreement as set forth herein; and

C.       WHEREAS, on the terms and conditions set forth herein, the Administrative Agent and the Lenders have agreed to amend the Credit Agreement as set forth herein.

NOW, THEREFORE, for and in consideration of the premises and mutual agreements herein contained and for the purposes of setting forth the terms and conditions of this Amendment and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be bound, hereby agree as follows:

1.                   Amendments to Credit Agreement. Subject to the terms and conditions of this Amendment, the Credit Agreement is hereby amended as follows:

(a)                Section 1.01 of the Credit Agreement is hereby amended by adding the following definition, in its appropriate alphabetical order, to read as follows:

“Third Amendment Effective Date” means November [__], 2024.

(b)                The defined term “Aggregate Revolving Commitment” set forth under Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Aggregate Revolving Commitment” means, at any time, the aggregate of the Revolving Commitments of all of the Lenders, as increased or reduced from time to time pursuant to the terms and conditions hereof. As of the Third Amendment Effective Date, the Aggregate Revolving Commitment is $15,000,000.

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(c)                The table included in the defined term “Applicable Rate” set forth under Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Average Quarterly Availability	Revolver CB Floating R ate Spread	Revolver REVSOFR30 Spread	Revolver Term Benchmark Spread
Category 1 ≥ 20% of the Borrowing Base	0.00%	2.25%	2.25%
Category 2 < 20% of the Borrowing Base	0.25%	2.50%	2.50%

(d)                Clause (e) of the defined term “Eligible Accounts” set forth under Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(e)       which is owing by an Account Debtor to the extent the aggregate amount of Accounts owing from such Account Debtor and its Affiliates to (i) such Borrower exceeds 25% (or in the case of Amazon; (A) 90% for the 12-month period commencing on the date that is 18 months after the Effective Date, (B) 80% for the period commencing on the date that is 30 months after the Effective Date through and including December 31, 2025, and (C) 75% thereafter commencing on January 1, 2026) of the aggregate amount of Eligible Accounts of such Borrower or (ii) all Borrowers exceeds 25% (or in the case of Amazon (A) 90% for the 12-month period commencing on the date that is 18 months after the Effective Date, (B) 80% for the period commencing on the date that is 30 months after the Effective Date through and including December 31, 2025, and (C) 75% thereafter commencing on January 1, 2026) of the aggregate amount of Eligible Accounts of all Borrowers;

(e)                The defined term “Maturity Date” set forth under Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Maturity Date” means November 8, 2027 or any earlier date on which the Revolving Commitments are reduced to zero or otherwise terminated pursuant to the terms hereof.

(f)                 Clause (c) of the defined term “Payment Condition” set forth under Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(c)       with respect to any Permitted Acquisition, immediately after giving effect to and at all times during the 30-day period immediately prior to such Permitted Acquisition, the Borrowers shall have (i) Excess Availability calculated on a pro forma basis after giving effect to such Permitted Acquisition of not less than the greater of (A) $4,000,000 or (B) an amount equal to 15% of the Revolving Commitment, and (ii) a Fixed Charge Coverage Ratio for the trailing twelve months calculated on a pro forma basis after giving effect to such Permitted Acquisition of not less than 1.15 to 1.00; provided, that, a Permitted Acquisition shall not be subject to the foregoing conditions so long as (x) the aggregate amount of consideration paid in connection with such acquisition is less than $2,000,000 and (y) for any three-year period, the aggregate amount of consideration paid for all such acquisitions described in the foregoing clause (x) is less than $5,000,000; and

(g)                Clause (b) of Section 5.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(b)       concurrently with the date of Borrower’s filing with the SEC, a copy of the Form 10-Q Quarterly Report for Borrower;

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(h)                The Commitment Schedule of the Credit Agreement is hereby deleted and replaced with the Commitment Schedule attached hereto as Annex 1.

2.                   Conditions Precedent to Effectiveness. This Amendment shall become effective on the date (the “Amendment Effective Date”) on which all of the following conditions are satisfied:

(a)                A fully-executed copy of this Amendment shall have been delivered to the Administrative Agent in form and substance satisfactory to Administrative Agent;

(b)                the Borrowers shall have paid to the Administrative Agent (i) an amendment fee in an amount equal to Thirty-Seven Thousand Five Hundred Dollars ($37,500), to be distributed to the Lenders on a pro rata basis and (ii) all other amounts required to be paid hereunder, including, without limitation, those set forth in Section 3 hereto, in each case, on or before the Amendment Effective Date; and

(c)                the Administrative Agent shall have received such other agreements, instruments, documents and certificates as the Administrative Agent may request, all in form and substance acceptable to the Administrative Agent.

3.                   Fees and Expenses. Each Borrower agrees to pay on demand all costs and expenses of or incurred by the Administrative Agent, including but not limited to, fees and disbursements of counsel to the Administrative Agent, in connection with the preparation, negotiation, execution and delivery of this Amendment.

4.                   Representations. Each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders that: (a) it has all necessary power and authority to execute and deliver this Amendment and perform its obligations hereunder, (b) no Default or Event of Default exists both before and after giving effect to this Amendment, (c) this Amendment and the Loan Documents, as amended hereby, constitute the legal, valid and binding obligations of each Loan Party and are enforceable against such Loan Party in accordance with their terms, (d) all Liens created under the Loan Documents continue to be first-priority (subject only to Permitted Encumbrances) perfected Liens, (e) all representations and warranties of the Loan Parties contained in the Credit Agreement, as amended hereby, and all other Loan Documents are true and correct as though made on and as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date) and (f) the execution and delivery of this Amendment will not contravene or result in a violation of any contract or agreement to which such Loan Party is a party.

5.                   Ratification. Except as expressly modified in this Amendment, all of the terms, provisions and conditions of the Credit Agreement, as heretofore amended, shall remain unchanged and in full force and effect. Except as herein specifically agreed, the Credit Agreement and each other Loan Document are hereby ratified and confirmed and shall remain in full force and effect according to their terms. Except as specifically set forth herein (including but not limited to Sections 2 and 3 hereunder), the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement or any of the other Loan Documents, or constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents. This Amendment shall not constitute a course of dealing with the Administrative Agent or the Lenders at variance with the Credit Agreement or the other Loan Documents such as to require further notice by such Person to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future. Each Loan Party acknowledges and expressly agrees that the Administrative Agent and each Lender reserves the right to, and does in fact, require strict compliance with all terms and provisions of the Credit Agreement and the other Loan Documents. Each Loan Party hereby: (i) affirms that it is indebted to the Lenders under the terms and conditions of the Credit Agreement and the other Loan Documents, each of which constitutes the valid and binding obligation of the Loan Parties, enforceable in accordance with their respective terms, and that no offsets, expenses or counterclaims to its obligations thereunder exist; and (ii) affirmatively waives any right to challenge the liens and security interests granted in favor of the Administrative Agent under the Credit Agreement, the other Loan Documents or hereunder.

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6.                   Governing Law. This Amendment shall be governed by and construed in accordance with and governed by the laws of the State of California.

7.                   WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE CREDIT AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.

8.                   JUDICIAL REFERENCE. IN THE EVENT ANY LEGAL PROCEEDING IS FILED IN A COURT OF THE STATE OF CALIFORNIA (THE “COURT”) BY OR AGAINST THE LOAN PARTIES, THE ADMINISTRATIVE AGENT OR ANY OF THE LENDERS IN CONNECTION WITH ANY CONTROVERSY, DISPUTE OR CLAIM DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE CREDIT AGREEMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY) (EACH, A “CLAIM”) AND THE WAIVER SET FORTH IN SECTION 7 IS NOT ENFORCEABLE IN SUCH ACTION OR PROCEEDING, EACH LOAN PARTY, THE ADMINISTRATIVE AGENT AND EACH LENDER (BY THEIR ACCEPTANCE HEREOF) AGREE AS FOLLOWS:

(a)                WITH THE EXCEPTION OF THE MATTERS SPECIFIED IN CLAUSE (B) BELOW, ANY CLAIM WILL BE DETERMINED BY A GENERAL REFERENCE PROCEEDING IN ACCORDANCE WITH THE PROVISIONS OF CALIFORNIA CODE OF CIVIL PROCEDURE SECTIONS 638 THROUGH 645.2. EACH LOAN PARTY, THE ADMINISTRATIVE AGENT AND EACH LENDER INTEND THIS GENERAL REFERENCE AGREEMENT TO BE SPECIFICALLY ENFORCEABLE IN ACCORDANCE WITH CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 638. EXCEPT AS OTHERWISE PROVIDED IN THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, VENUE FOR THE REFERENCE PROCEEDING WILL BE IN THE STATE OR FEDERAL COURT IN THE COUNTY OR DISTRICT WHERE VENUE IS OTHERWISE APPROPRIATE UNDER APPLICABLE LAW.

(b)                THE FOLLOWING MATTERS SHALL NOT BE SUBJECT TO A GENERAL REFERENCE PROCEEDING: (A) NON-JUDICIAL FORECLOSURE OF ANY SECURITY INTERESTS IN REAL OR PERSONAL PROPERTY; (B) EXERCISE OF SELF-HELP REMEDIES (INCLUDING, WITHOUT LIMITATION, SET-OFF); (C) APPOINTMENT OF A RECEIVER; AND (D) TEMPORARY, PROVISIONAL OR ANCILLARY REMEDIES (INCLUDING, WITHOUT LIMITATION, WRITS OF ATTACHMENT, WRITS OF POSSESSION, TEMPORARY RESTRAINING ORDERS OR PRELIMINARY INJUNCTIONS). NEITHER THIS AMENDMENT NOR THE CREDIT AGREEMENT LIMITS THE RIGHT OF ANY LOAN PARTY, THE ADMINISTRATIVE AGENT OR ANY LENDER TO EXERCISE OR OPPOSE ANY OF THE RIGHTS AND REMEDIES DESCRIBED IN CLAUSES (A) — (D) OF THIS SECTION AND ANY SUCH EXERCISE OR OPPOSITION DOES NOT WAIVE THE RIGHT OF ANY SUCH LOAN PARTY, THE ADMINISTRATIVE AGENT OR SUCH LENDER TO A REFERENCE PROCEEDING PURSUANT TO THIS AMENDMENT OR THE CREDIT AGREEMENT.

(c)                UPON THE WRITTEN REQUEST OF THE LOAN PARTIES, THE ADMINISTRATIVE AGENT OR ANY LENDER, THE LOAN PARTIES, THE ADMINISTRATIVE AGENT AND THE LENDERS SHALL SELECT A SINGLE REFEREE, WHO SHALL BE A RETIRED JUDGE OR JUSTICE. IF THE LOAN PARTIES, THE ADMINISTRATIVE AGENT AND THE LENDERS DO NOT AGREE UPON A REFEREE WITHIN TEN (10) DAYS OF SUCH WRITTEN REQUEST, THEN, THE LOAN PARTIES, THE ADMINISTRATIVE AGENT OR ANY LENDER, MAY REQUEST THE COURT TO APPOINT A REFEREE PURSUANT TO CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 640(B).

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(d)                EXCEPT AS EXPRESSLY SET FORTH IN THIS AMENDMENT OR THE CREDIT AGREEMENT, THE REFEREE SHALL DETERMINE THE MANNER IN WHICH THE REFERENCE PROCEEDING IS CONDUCTED, INCLUDING THE TIME AND PLACE OF HEARINGS, THE ORDER OF PRESENTATION OF EVIDENCE, AND ALL OTHER QUESTIONS THAT ARISE WITH RESPECT TO THE COURSE OF THE REFERENCE PROCEEDING. ALL PROCEEDINGS AND HEARINGS CONDUCTED BEFORE THE REFEREE, EXCEPT FOR TRIAL, SHALL BE CONDUCTED WITHOUT A COURT REPORTER, EXCEPT WHEN THE LOAN PARTIES, THE ADMINISTRATIVE AGENT OR ANY LENDER SO REQUESTS, A COURT REPORTER WILL BE USED AND THE REFEREE WILL BE PROVIDED A COURTESY COPY OF THE TRANSCRIPT. THE PARTY MAKING SUCH REQUEST SHALL HAVE THE OBLIGATION TO ARRANGE FOR AND PAY COSTS OF THE COURT REPORTER, PROVIDED THAT SUCH COSTS, ALONG WITH THE REFEREE’S FEES, SHALL ULTIMATELY BE BORNE BY THE PARTY WHO DOES NOT PREVAIL, AS DETERMINED BY THE REFEREE.

(e)                THE REFEREE MAY REQUIRE ONE OR MORE PREHEARING CONFERENCES. THE LOAN PARTIES, THE ADMINISTRATIVE AGENT AND THE LENDERS SHALL BE ENTITLED TO DISCOVERY, AND THE REFEREE SHALL OVERSEE DISCOVERY IN ACCORDANCE WITH THE RULES OF DISCOVERY, AND MAY ENFORCE ALL DISCOVERY ORDERS IN THE SAME MANNER AS ANY TRIAL COURT JUDGE IN PROCEEDINGS AT LAW IN THE STATE OF CALIFORNIA. THE REFEREE SHALL APPLY THE RULES OF EVIDENCE APPLICABLE TO PROCEEDINGS AT LAW IN THE STATE OF CALIFORNIA AND SHALL DETERMINE ALL ISSUES IN ACCORDANCE WITH APPLICABLE STATE AND FEDERAL LAW. THE REFEREE SHALL BE EMPOWERED TO ENTER EQUITABLE AS WELL AS LEGAL RELIEF AND RULE ON ANY MOTION WHICH WOULD BE AUTHORIZED IN A TRIAL, INCLUDING, WITHOUT LIMITATION, MOTIONS FOR DEFAULT JUDGMENT OR SUMMARY JUDGMENT. THE REFEREE SHALL REPORT THE REFEREE’S DECISION, WHICH REPORT SHALL ALSO INCLUDE FINDINGS OF FACT AND CONCLUSIONS OF LAW. THE REFEREE SHALL ISSUE A DECISION AND PURSUANT TO CALIFORNIA CIVIL CODE OF CIVIL PROCEDURE, SECTION 644, THE REFEREE’S DECISION SHALL BE ENTERED BY THE COURT AS A JUDGMENT IN THE SAME MANNER AS IF THE ACTION HAD BEEN TRIED BY THE COURT. THE FINAL JUDGMENT OR ORDER FROM ANY APPEALABLE DECISION OR ORDER ENTERED BY THE REFEREE SHALL BE FULLY APPEALABLE AS IF IT HAS BEEN ENTERED BY THE COURT.

(f)                 THE LOAN PARTIES, THE ADMINISTRATIVE AGENT AND THE LENDERS RECOGNIZE AND AGREE THAT ALL CLAIMS RESOLVED IN A GENERAL REFERENCE PROCEEDING PURSUANT TO THIS SECTION 9 WILL BE DECIDED BY A REFEREE AND NOT BY A JURY. AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR OWN CHOICE, EACH PARTY HERETO KNOWINGLY AND VOLUNTARILY AND FOR THEIR MUTUAL BENEFIT AGREES THAT THIS REFERENCE PROVISION SHALL APPLY TO ANY DISPUTE BETWEEN THEM THAT ARISES OUT OF OR IS RELATED TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS.

9.                   RELEASE. EACH LOAN PARTY ACKNOWLEDGES THAT THE ADMINISTRATIVE AGENT AND THE LENDERS WOULD NOT ENTER INTO THIS AMENDMENT WITHOUT SUCH LOAN PARTY’S ASSURANCE HEREUNDER. EXCEPT FOR THE OBLIGATIONS ARISING HEREAFTER UNDER THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS, ON BEHALF OF ITSELF AND EACH OF ITS SUBSIDIARIES, EACH LOAN PARTY HEREBY ABSOLUTELY DISCHARGES AND RELEASES THE ADMINISTRATIVE AGENT AND THE LENDERS, ANY PERSON THAT HAS OBTAINED ANY INTEREST FROM THE ADMINISTRATIVE AGENT AND THE LENDERS UNDER ANY LOAN DOCUMENT AND EACH OF THE ADMINISTRATIVE AGENT’S AND THE LENDER’S FORMER AND PRESENT PARTNERS, STOCKHOLDERS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS, ASSIGNEES, AFFILIATES, AGENTS AND ATTORNEYS (COLLECTIVELY, THE “RELEASEES”) FROM ANY KNOWN OR UNKNOWN CLAIMS WHICH ANY LOAN PARTY OR ANY OF ITS SUBSIDIARIES NOW HAS AS OF THE FIRST AMENDMENT DATE AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER OR ANY OTHER RELEASEE OF ANY NATURE ARISING OUT OF OR RELATED TO ANY BORROWER OR ANY OF ITS SUBSIDIARIES, ANY DEALINGS WITH SUCH LOAN PARTY OR ANY OF ITS SUBSIDIARIES, ANY OF THE LOAN DOCUMENTS OR ANY TRANSACTIONS PURSUANT THERETO OR CONTEMPLATED THEREBY, THE COLLATERAL (OR ANY OTHER COLLATERAL OF ANY PERSON THAT PREVIOUSLY SECURED OR NOW OR HEREAFTER SECURES ANY OF THE OBLIGATIONS), OR ANY NEGOTIATIONS FOR ANY MODIFICATIONS TO OR FORBEARANCE OR CONCESSIONS WITH RESPECT TO ANY OF THE LOAN DOCUMENTS, IN EACH CASE INCLUDING ANY CLAIMS THAT SUCH LOAN PARTY OR ANY OF ITS SUBSIDIARIES, SUCCESSORS, COUNSEL AND ADVISORS MAY IN THE FUTURE DISCOVER THEY WOULD HAVE NOW HAD AS OF THE FIRST AMENDMENT DATE IF THEY HAD KNOWN FACTS NOT NOW KNOWN TO THEM, AND IN EACH CASE WHETHER FOUNDED IN CONTRACT, IN TORT OR PURSUANT TO ANY OTHER THEORY OF LIABILITY.

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10.               Miscellaneous.

(a)               Counterparts; Integration. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment, the Credit Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof. This Amendment shall become effective as provided in Section 2 hereof and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

(b)                Entire Agreement. This Amendment and the other Loan Documents constitute the entire understanding of the parties hereto and thereto with respect to the subject matter hereof and thereof and any prior agreements, whether written or oral, with respect thereto are superseded hereby.

(c)                Severability of Provisions. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

(d)                Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted under the Credit Agreement.

(e)                Construction. The parties acknowledge and agree that this Amendment shall not be construed more favorably in favor of any party hereto based upon which party drafted the same, it being acknowledged that all parties hereto contributed substantially to the negotiation of this Amendment.

(f)                 Incorporation. This Amendment shall form a part of the Credit Agreement, and all references to the Credit Agreement shall mean that document as hereby modified. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

(g)                No Prejudice; No Impairment. This Amendment shall not prejudice, limit, restrict or impair any rights, privileges, powers or remedies of the Administrative Agent or the Lenders under the Credit Agreement or any other Loan Documents as hereby amended. The Administrative Agent and each Lender reserves, without limitation, all rights which the Administrative Agent and each Lender has now or in the future against any guarantor or endorser of the Obligations.

[Signatures Immediately Follow]

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IN WITNESS WHEREOF, the undersigned have executed this Third Amendment to Credit Agreement as of the date first written above.

BORROWER:

IPOWER INC.,
a Nevada corporation

By: /s/ Kevin Vassily
Name: Kevin Vassily

Title: Chief Financial Officer

OTHER LOAN PARTIES:

E MARKETING SOLUTION INC,
a California corporation

By: /s/ Kevin Vassily
Name: Kevin Vassily

Title: Chief Financial Officer

GLOBAL PRODUCT MARKETING INC.,
a Nevada corporation

By: /s/ Kevin Vassily
Name: Kevin Vassily

Title: Chief Financial Officer

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LENDERS:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,

as Administrative Agent, and a Lender

By: /s/ C. Hayes Blackwood
Name: C. Hayes Blackwood

Title: Authorized Officer

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Annex 1

COMMITMENT SCHEDULE

Lender	Revolving Commitment
JPMorgan Chase Bank, N.A.	$15,000,000
Total	$15,000,000

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